Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions
Certain directors, executive officers and companies with which they are affiliated are customers of, and have banking transactions with, the Bank in the ordinary course of business. Loans to directors, executive officers and their affiliates are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable arms-length transactions. A summary of loan transactions with directors, executive officers and their affiliates for the years indicated, is as follows:

	Years Ended December 31,
(Dollars in thousands)	2022	2021
Balance, Beginning of Period	$466	$492
New Loans	252	—
Less Loan Payments	(35)	(26)
Balance, End of Period	$683	$466

Loans to all employees, officers, and directors of the Company constituted approximately 2.10% and 2.13% of the Company’s total shareholders' equity at December 31, 2022 and 2021, respectively.  Deposits from executive officers and directors of the Company and their related interests were approximately $19.6 million and $18.3 million at December 31, 2022 and 2021 and have substantially the same terms, including interest rates, as those prevailing at the time with other non-related depositors.

The Company leased office space from a related party during the years ended December 31, 2022 and 2021. The lease is with a company in which the related party, who is a director of the Company, has an ownership interest.  The Company incurred rent expense of $96,500 and $89,800 for the years ended December 31, 2022 and 2021, respectively, related to this lease.  Management is of the opinion that the transactions with respect to office rent were made on terms that are comparable to those which would be made with unaffiliated persons.